THIRD AMENDMENT TO
                      LOAN AGREEMENT DATED JANUARY 14, 1994
                    BY AND AMONG BLUE DOLPHIN ENERGY COMPANY,
            BLUE DOLPHIN PIPE LINE COMPANY, BUCCANEER PIPE LINE CO.,
              MISSION ENERGY, INC. D/B/A MEI MISSION ENERGY, INC.,
              BLUE DOLPHIN EXPLORATION COMPANY, PREVIOUSLY KNOWN AS
                IVORY PRODUCTION CO,. BLUE DOLPHIN SERVICES CO.,
                            AND BANK ONE, TEXAS, N.A.

     THIS THIRD AMENDMENT TO LOAN AGREEMENT (this "AMENDMENT") is entered into as of November 05, 1996, by and between BLUE DOLPHIN ENERGY COMPANY., BLUE DOLPHIN PIPE LINE COMPANY, BUCCANEER PIPELINE CO., MISSION ENERGY, INC. D/B/A MEI MISSION ENERGY, INC., BLUE DOLPHIN EXPLORATION COMPANY, PREVIOUSLY KNOWN AS IVORY PRODUCTION CO., AND BLUE DOLPHIN SERVICES CO. ("collectively, the Borrowers"), and BANK ONE, TEXAS, N.A., a NATIONAL ASSOCIATION ("BANK").

     WHEREAS, Borrower and Bank entered into that certain Loan Agreement dated as of January 14, 1994, as amended from time to time (collectively, the "LOAN AGREEMENT"); and

     WHEREAS, the Loan Agreement currently governs Borrower's revolving line of credit in the maximum amount of $10,000,000.00 (the "LINE OF CREDIT"), as currently evidenced by that certain promissory note dated January 14, 1994 payable by Borrower to the order of Bank in the stated principal amount of $10,000,000.00 (the "NOTE"); and

     WHEREAS, the Loan Agreement, the Note and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to the Note are hereinafter referred to collectively as the "LOAN DOCUMENTS"; and

     WHEREAS, the parties hereto now desire to modify the Loan Agreement as hereinafter provided;

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01 The terms used in this Amendment to the extent not otherwise defined herein shall have the same meanings as in the Loan Agreement.

     Section 1.02 Effective as of the date hereof the term "Termination Date" as defined on page 10 of the loan agreement, shall mean January 14, 2000.

     Section 1.03 Effective as of the date hereof the term "Bank One Base Rate " as defined on page 2 shall mean the rate of interest per annum then most recently established by the Bank, from time to time, as its Bank One Base Rate, which is Eight and one- fourth percent (8.25) as of the date of this Agreement


     Section 1.04 Effective as of the date hereof the term "Floating Rate" as defined on page 4 of the Loan Agreement " shall mean the Bank One Base Rate in effect from time to time plus one and one-fourth percent (1.25%)."

                                   ARTICLE II

                                   AMENDMENTS


     Section 2.01 Effective as of the date hereof, The first sentence of Section
2.04 of the Loan Agreement is hereby amended in its entirety to read as follows:

          "The Borrowing Base is hereby established at $1,925,000.00 effective as of November 05, 1996, declining in the amount of $75,000.00 monthly, beginning December 01, 1996, and at the beginning of each successive month thereafter."


     Section 2.02 Effective as of the date hereof, Paragraph 6.20 of the Loan Agreement is hereby amended in its entirety to read as follows:

     GENERAL AND ADMINISTRATIVE EXPENSEs:

          "Maintain consolidated general and administrative expenses at a level that is not greater than $1,500,000.00 for each of the Fiscal Years 1996 and 1997 ( effective January 01, 1996 ). Effective January 01, 1998 ( for FY98 and thereafter ), modify the G & A expense to a maximum of 25% of total oil & gas and pipeline, related revenues."

          Section 2.03 Effective as of the date hereof, Paragraph 7.03 subsection (b) is amended by changing $400,000.00 for 1995 to $600,000.00 for 1996.

     Section 2.04 Effective as of the date hereof, Paragraph 7.14 is amended to read:

     CERTAIN CAPITAL EXPENDITURES

          "Make any capital expenditures in 1996 for items other than the Petroport project, offshore abandonment program and acquisitions costs exceeding $600,000.00. Effective January 01, 1997 BDEC's Maximum capital expenditures will be $250,000.00 for 1997 and each year thereafter."

                                   ARTICLE III

                                     WAIVERS

     Section 3.01 This amendment will also serve as a waiver for the noncompliance of the following covenants:

          a. The G&A covenant from 12/31/95 through 9/30/96

          b. The Capital Expenditure covenant violations from 3/31/96 through 9/30/96

                                   ARTICLE IV

                                      NOTE

     4.01 Contemporaneously with the execution hereof, Borrower agrees to execute and deliver to Bank a promissory note (the "RENEWAL NOTE") in the stated principal amount of $10,000,000.00, in form and substance satisfactory to Bank, in renewal and extension of the Note.

                                    ARTICLE V

           REPRESENTATIONS, WARRANTIES, RATIFICATION AND REAFFIRMATION

     Section 5.01 Borrower hereby represents and warrants that: (i) the representations and warranties contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, (ii) no event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement of notice or lapse of time or both, and (iii) there are no claims or offsets against, or defenses or counterclaims to, the Note, the indebtedness evidenced thereby or the liens securing same (including without limitation, any defenses or offsets resulting from or arising out of breach of contract or duty, the amount of interest charged, collected or received on the Note heretofore, or breach of any commitments or promises of any type).

     Section 5.02 The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect, Borrower hereby agreeing that the Loan Agreement and the other Loan Documents are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.

                                   ARTICLE VI

                                  MISCELLANEOUS

     Section 6.01 Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     Section 6.02 This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 6.03 This Amendment has been entered into in Harris County, Texas and shall be performable for all purposes in Harris County, Texas. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. Courts within the State of Texas shall have jurisdiction over any and all disputes arising under or pertaining to this Amendment, and venue in any such dispute shall be the courts located in Harris County, Texas.

     Section 6.04 This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BE EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the date first above written.

                                         BORROWERS:

                                         BLUE DOLPHIN ENERGY COMPANY.

                                         By:________________________________
                                         Name: Michael J. Jacobson
                                         Title:  President


                                         BLUE DOLPHIN PIPE LINE COMPANY

                                         By:________________________________
                                         Name:  Michael J. Jacobson
                                         Title:  President


                                         BUCCANEER PIPE LINE CO.

                                         By:________________________________
                                         Name:  Michael J. Jacobson
                                         Title:  President


                                         MISSION ENERGY, INC. D/B/A
                                         MEI MISSION ENERGY INC.

                                         By:________________________________
                                         Name: Michael J. Jacobson
                                         Title:  President


                                         BLUE DOLPHIN EXPLORATION
                                         COMPANY PREVIOUSLY KNOWN AS
                                         IVORY PRODUCTION CO.

                                         By:________________________________
                                         Name: Michael J. Jacobson
                                         Title:  President

                                         BLUE DOLPHIN SERVICES CO.

                                         By: __________________________
                                         Name:  Michael J. Jacobson
                                         Title:  President


                                         BANK:

                                         BANK ONE, TEXAS, NATIONAL
                                         ASSOCIATION

                                         By:________________________________
                                         Name: Jeffrey W. Baker
                                         Title:Vice President